UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2022

SELECTIS HEALTH, INC.

(Exact Name of Registrant as Specified in its Charter)

Utah	0-15415	87-0340206
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

8480 E. Orchard Road, Ste. 4900, Greenwood Village, CO	80111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 680-0808

(Former name or former address, if changed since last report)

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 4. CHANGES IN REGISTRANT’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

(a) Change of Independent Registered Public Accounting Firm

Effective January 26, 2022, the Company’s Board of Directors, acting as an Audit Committee that has not been separately appointed, approved a change of independent registered public accountants. The Company’s former independent auditors, MaloneBailey, LLP, audited the Company’s financial statements for the years ended December 31, 2019 through 2020.

In the period from MaloneBailey, LLP’s appointment in 2016 until the date of this Report, there were no disagreements with MaloneBailey, LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of MaloneBailey, LLP, would have caused MaloneBailey, LLP to make reference to the matter in its report on the Company’s financial statements; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K except for the material weaknesses described in Item 9A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020. Malone Bailey, LLP, issued audit reports on our consolidated financial statements as of and for the years ended December 31, 2020 and 2019, neither of which contained any adverse opinion or disclaimer of opinion or were qualified or modified as to any uncertainty, audit scope or accounting principle, except the report for the fiscal year ended December 31, 2019 included an explanatory paragraph concerning the Company’s ability to continue as a going concern, which was removed in 2020.

The Company has provided Malone Bailey, LLP with a copy of the above disclosures. Attached as Exhibit 16 is a copy of Malone Bailey, LLP’s letter, dated January 27, 2022, stating its agreement with such statements.

(b) Newly Engaged Independent Registered Public Accounting Firm

Effective January 26, 2022, the Company’s Board of Directors, acting as an Audit Committee which has not been separately appointed, approved the appointment of Haynie & Company to serve as the Company’s independent registered public accounting firm. Prior to its engagement as the Company’s independent registered public accounting firm the Company had not consulted Haynie & Company with respect to the application of accounting principles to specific transactions or the type of audit opinion that might be rendered on the Company’s financial statements. Haynie & Company will also be performing the Company’s tax preparation.

The Company switched to Haynie & Company because of their experience in the Company’s industry, the increase in firm size, and because they have a location where the Company’s administrative operations are located. The engagement of Haynie & Company was effective on January 26, 2022.

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

Not applicable

(b) Pro forma financial information.

Not applicable

(c) Shell company transactions.

Not applicable

(d) Exhibits

Item	Title

16.1	Pursuant to Item 304(a)(1) of Regulation S-K, the Registrant herewith files the letter of MaloneBailey, LLP, former accountants to the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Selectis Health, Inc. (Registrant)

Dated:	January 27, 2022	/s/ Lance Baller
Lance Baller, CEO